UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brightwood Capital Corporation I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

BRIGHTWOOD CAPITAL CORPORATION I

810 Seventh Avenue, Floor 26

New York, New York 10019

(646) 957-9525

April 6, 2023

Dear Stockholder:

You are cordially invited to participate in the Annual Meeting of Stockholders (the “Annual Meeting”) of Brightwood Capital Corporation I (the “Company”). The Annual Meeting will be held at 9:00 a.m. (Eastern Time) on Monday, May 8, 2023, at the Company’s offices located at 810 Seventh Avenue, 26th Floor, New York, New York 10019, unless postponed or adjourned to a later date.

The Notice of the 2023 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect one director of the Company to serve for a term of three years, or until his successor is duly elected and qualified; (ii) ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and (iii) to transact such other business that may properly come before the Annual Meeting. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2023 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.

It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided as described on the enclosed proxy card as soon as possible even if you plan to participate in the Annual Meeting.

We look forward to your participation in the Annual Meeting. Your vote and participation in the corporate governance of the Company is very important to us.

Sincerely,

/s/ Sengal Selassie
Sengal Selassie
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Monday, May 8, 2023

Our proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2022, will be mailed to stockholders of record as of the close of business on April 3, 2023, on or around April 6, 2023.

The following information applicable to the Annual Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time, location of the Annual Meeting;

•	A list of the matters intended to be acted on and our recommendations regarding those matters; and

•	Your Control Number that you need to vote your proxy card and/or to participate in the Annual Meeting.

If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Brightwood Investor Relations at the email address and telephone number listed below.

810 Seventh Avenue

New York, New York 10019

Email: BCCISecretary@brightwoodlp.com

Tel: (646) 957-9525

BRIGHTWOOD CAPITAL CORPORATION I

810 Seventh Avenue, Floor 26

New York, NY 10019

(646) 957-9525

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To be Held on

Monday, May 8, 2023 at 9:00 a.m., Eastern Time

To the Stockholders of Brightwood Capital Corporation I:

On behalf of the Board of Directors of Brightwood Capital Corporation I (the “Company”), the Company is pleased to deliver the accompanying proxy statement in connection with the annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s offices located at 810 Seventh Avenue, 26 Floor, New York, New York 10019 on Monday, May 8, 2023, at 9:00 a.m., Eastern Time, unless postponed or adjourned to a later date.

The Annual Meeting will be held for the following purposes:

1.	To elect one Class III director of the Company, who will serve for a term of three years or until his or her successor is duly elected and qualified;

2.	To ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment of postponement thereof.

The proposals are described in more detail in this proxy statement which the Company encourages you to read carefully and in its entirety before voting.

The close of business on April 3, 2023, has been fixed as the record date for determining those holders of the Company’s common stock entitled to receive notice of and vote at the Annual Meeting. Accordingly, only record holders of the Company’s common stock at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy by following the instructions provided on the Proxy Materials or the proxy card. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. You may revoke your proxy in the manner described in this proxy statement at any time before it is voted at the Annual Meeting.

Thank you for your support of the Company.

By order of the Board of Directors,
/s/ Martina A. Brosnahan, Esq.
Martina A. Brosnahan, Esq.
Secretary of the Company

New York, New York

April 6, 2023

THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

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BRIGHTWOOD CREDIT CORPORATION I

810 Seventh Avenue, Floor 26

New York, New York 10019

(646) 957-9525

PROXY STATEMENT

2023 Annual Meeting of Stockholders

To Be Held on Monday, May 8, 2023

General

We are furnishing this proxy statement to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting and at any adjournment or postponement thereof.

Date, Time and Place

The Annual Meeting will be held on May 8, 2023, at the Company’s offices located at 810 Seventh Avenue, 26th Floor, New York, New York 10019 commencing at 9:00 a.m. (Eastern Time).

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect one Class III director of the Company, who will serve for a term of three years or until his or her successor is duly elected and qualified;

2.	To ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

Record Date

The record date for the Annual Meeting is the close of business on April 3, 2023 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 20,373,434 shares of the Company’s common stock issued and outstanding and entitled to vote.

Voting and Revocation of Proxies

The proxy accompanying this proxy statement is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting.

If you are a stockholder of record of the Company as of the Record Date, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

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•	To vote at the Annual Meeting:

•	If you hold shares in your name as the stockholder of record, you may vote those shares in person or virtually at the Annual Meeting by giving us a signed proxy card or ballot before voting is closed or participating in the vote during the Annual Meeting. If you want to do that, please bring proof of identification with you to the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy card for your shares in advance as described above, so your vote will be counted even if you later decide not to attend.

•	If you hold shares in street name through a broker, bank or other nominee, you may vote those shares in person at the Annual Meeting only if you obtain and bring with you a signed proxy from your nominee giving you the right to vote the shares. To do this, you should contact your nominee.

•	To vote using the proxy card, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy card from the institution that holds your shares and follow the instructions included on that proxy card regarding how to instruct your broker to vote your shares of the Company’s common stock. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. The proposal relating to the election of directors (Proposal No. 1) is a non-discretionary item for which if you do not give your broker instructions, your broker will not vote your shares and, accordingly, the shares will be treated as broker non-votes.

If you are a “stockholder of record” (i.e., as of the close of business on April 3, 2023, you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying the Company, in writing, (2) submitting a properly executed, later-dated proxy card, at a later time or (3) attending the Annual Meeting in-person and voting your shares at the Annual Meeting.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in-person or by proxy, of the holders of a majority of the votes entitled to be cast (without regard to class) as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.

If a quorum is not present at the Annual Meeting, the Chairman of the Board of Directors may conclude the meeting or adjourn the meeting from time to time to a date not more than 120 days after the Record Date.

Vote Required

Election of Directors. The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast at the Annual Meeting and the election of directors in a contested election requires a plurality of the votes cast at the Annual Meeting, provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Broker non-votes will have no effect on the vote’s outcome because they are typically not considered “votes cast” under state law.

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If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, in accordance with the recommendation of the Board.

Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast at the Annual Meeting may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the presiding officer of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.

Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of 2023 Annual Meeting of Stockholders, and proxy card.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in-person and/or by telephone or facsimile transmission by directors, director nominees, or executive officers of the Company and/or officers or personnel of Brightwood Capital Advisors, LLC (the “Adviser” or “Brightwood”), the Company’s investment adviser or its affiliates. The Adviser is located at 810 Seventh Avenue, Floor 26, New York, New York 10019. No additional compensation will be paid to directors or executive officers of the Company or personnel of the Adviser or its affiliates for such services.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 3, 2023, the beneficial ownership of each director and executive officer of the Company, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company.

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Name and Address of Beneficial Owner (1)	Number of Shares Owned Beneficially (2)	Percentage of Class (3)
Interested Directors
Sengal Selassie	201,717	0.99%
Sachin Goel	None
All Executive Officers and Directors as Group
Carol Moody	None
Peter J. Dancy	None
Cynthia Fryer Steer	None
Russell Zomback	None
Darilyn T. Olidge, Esq.	None
Martina A. Brosnahan, Esq.	None
5% Holders
UAW Retiree Medical Benefits Trust solely for the benefit of the Ford Separate Retiree Account	6,212,889	30.50%
UAW Retiree Medical Benefits Trust solely for the benefit of the Chrysler Separate Retiree Account	4,014,172	19.70%
UAW Retiree Medical Benefits Trust solely for the benefit of the GM Separate Retiree Account	9,944,657	48.81%

(1)	The address for each of the Beneficial Owners is 810 Seventh Avenue, Floor 26, New York, New York 10019.

(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)	Based on a total of 20,373,434 shares issued and outstanding on April 3, 2023.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of April 3, 2023. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)
Interested Directors
Sengal Selassie	201,717
Sachin Goel	None
Independent Directors
Carol Moody	None
Peter J. Dancy	None
Cynthia Fryer Steer	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

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PROPOSAL I: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our Board. Pursuant to our charter, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Annual Meeting, one Class III director shall be elected to serve a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her respective successor is duly elected and qualified.

Mr. Peter J. Dancy has been nominated for election for a three-year term expiring in 2026. If elected, Mr. Dancy will continue to serve on the Company’s Board. Mr. Dancy is not being nominated for election pursuant to any agreement or understanding between Mr. Dancy and the Company or any other person or entity.

Mr. Dancy has consented to being named in this Proxy Statement and to serving as a director if re-elected at the Annual Meeting. Accordingly, the Board has no reason to believe that Mr. Dancy will be unable or unwilling to serve.

If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement.

Information About the Director Nominees and Current Directors

As described below under “Committees of the Board of Directors—Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his or her field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board and contribute to the success of the Company, and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the Board represents a range of backgrounds and experience.

Certain information, as of the Record Date, with respect to the director nominee for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

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Nominees for Class III Directors—Term Expiring 2026

Name, Address and Age (1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Peter Dancy, 58	Independent Director and Chair of Nominating and Corporate Governance Committee	Class III Director since July 2022; Term Expires 2023	Partner at Putnam Hill Capital Partners Managing Director - Group Head of Annaly Middle Market Lending LLC	None

Peter J. Dancy is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since July 2022. Peter Dancy is currently a Partner at Putnam Hill Capital Partners. Mr. Dancy serves as the Chair of the Nominating and Corporate Governance Committee. He has 35 years of finance experience and has held various positions in deal origination, execution, structuring and portfolio management during his career. In 2010, Mr. Dancy co-founded and served as Managing Director - Group Head of Annaly Middle Market Lending LLC (“AMML”), a $2.5 billion direct lending leverage finance platform, within Annaly Capital Management (“NLY”), focused on providing first lien, second lien and uni-tranche financing for private equity backed middle market companies. Mr. Dancy served as Group Head and as a member of the NLY Investment Committee. Under his leadership, AMML funded roughly $6.0 billion across 90+ transactions with a realized unlevered return of 10.1%. During his tenure, Mr. Dancy was responsible for creating the Group’s credit policy, formation of the Group’s loan operations, negotiations of the Group’s third-party financing arrangements, and build out of the Group’s 14-person investment team. In addition, Mr. Dancy was directly responsible for originating $2.35 billion of first lien, second lien and uni-tranche facilities with an average unlevered return of over 8.5%. Prior to the formation of AMML, Mr. Dancy was a Managing Director and Head of U.S. Sponsor Coverage for the Bank of Ireland. Prior to the Bank of Ireland, Mr. Dancy held various middle market lending and leverage finance positions at Regions Financial, BMO Harris Bank and National Westminster Bank USA. Mr. Dancy holds a B.A. in Economics from The College of Wooster and an M.B.A. from the University of Chicago, Booth School of Business.

We believe that Mr. Dancy’s extensive financial services experience supports his membership on our Board.

Current Directors—Not up for Election at the Annual Meeting

Class I Directors—Term Expiring 2024

Name, Address and Age (1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Sengal Selassie, 55	Interested Director and Chairman of the Board	Class I Director since July 2022; Term Expires 2024	Chief Executive Officer of Brightwood Capital Advisors, LLC	Former Director of Legacy Acquisition Corp.

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Sengal Selassie is an “interested person” of the Company as defined in the 1940 Act and has served as a director since July 2022. Mr. Selassie is the chair of the Executive Committee of Brightwood Capital Advisors, LLC, the Company’s investment advisor (“Brightwood” or the “Adviser”) and leads the investment committees of all Brightwood managed funds. Prior to forming Brightwood, Mr. Selassie led a spinout from SG Capital Partners LLC (“SG Capital”), co-founding Cowen Capital Partners, LLC (“Cowen Capital”), where he served as Managing Partner from 2006 to 2009. Cowen Capital went on to form Trinity Investors. Mr. Selassie joined Cowen Capital from SG Capital, Cowen Capital’s predecessor fund where he worked from 1998 through 2006. At SG Capital he was a Managing Director and served as group head starting in 2002. Prior to SG Capital, Mr. Selassie worked in the Mergers & Acquisitions Group at Morgan Stanley where he helped media and telecommunications companies execute strategic transactions from 1996 to 1998. He began his career in the Corporate Finance Group of the Investment Banking Division of Goldman Sachs in 1990. He is a member of the New York and Connecticut Bar Associations. Mr. Selassie earned his M.B.A., with distinction, and J.D., cum laude, from Harvard University. He has an A.B. in Economics, magna cum laude, from Harvard College.

We believe that Mr. Selassie’s broad and extensive experience supports his membership on our Board.

Name, Address and Age (1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Cynthia Fryer Steer, 74	Independent Director and Chair of the Valuation Committee	Class I Director since July 2022; Term Expires 2024	Retired	Director and Chair, Mission Square Director, Xponance

Cynthia Fryer Steer is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since July 2022. Ms. Steer serves as the Chair of the Valuation Committee. She currently serves as a Director and Chair of the Investment Committee for Mission Square, a $70.0 billion not-for-profit organization dedicated to retirement security for essential workers as well as an Independent Director for Xponance, a firm devoted to emerging and diverse managers. She is also a former Independent Director of Hancock Natural Resources Group, a $14.0 billion manager in forestry and agriculture. Currently, Ms. Steer also serves on the Investment Committees of the Hartford and New Haven Community Foundations. In 2014, she retired as Executive Vice President, Head of Manager Research, Performance Analytics, and Investment Solutions at BNY Mellon Investment Management. At BNY Mellon, she was responsible for performance oversight, due diligence, and analysis of investment performance across BNY Mellon Investment Management with US$1.6 trillion in AUM. In addition, she served as senior investment advisor to the executive management of BNY Mellon Investment Management, was a member of the BNY Mellon Benefit Investment Committee and headed up the firm’s outsourced CIO efforts. Additional investment experience includes senior roles at Russell Investments and Rogers Casey as well as having served as Chief Investment Officer for United Technologies, the City of Hartford and SBLI, a New York-based insurance company. She received her bachelor’s degree from Smith College, an M.B.A. from The Wharton School at the University of Pennsylvania, a Corporate Director Certificate from Harvard Business School as well as an M.S. in Ed from the Bank Street School.

We believe that Ms. Steer’s substantial experience in the investment industry supports her membership on our Board.

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Class II Director—Term Expiring 2025

Name, Address and Age (1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Sachin Goel, 42	Interested Director	Class II Director since July 2022; Term Expires 2025	Managing Director at Brightwood Capital Advisors, LLC	Director, Midwest Holding Inc.

Sachin Goel is an “interested person” of the Company as defined in the 1940 Act and has served as a director since July 2022. Mr. Goel is a Managing Director on Brightwood’s investment team and leads Brightwood’s capital markets activities. Prior to joining Brightwood, Mr. Goel was a Managing Director in Macquarie Capital USA’s credit trading division, where he was responsible for a portfolio of distressed and high-yield corporate credits. His duties included risk management, trading and investing in bonds and bank debt in various sectors, with a focus on energy, power, infrastructure and transportation in the U.S. and Australia. Previously, Mr. Goel was a Vice President at Credit Suisse in the fixed income division of the investment bank, first in the U.S. credit trading group, where he was responsible for formulating and executing trades, and subsequently as a member of the special opportunities group, conducting principal investing in illiquid credit opportunities, primarily in middle market private lending. Mr. Goel received his B.A. from the University of Chicago.

We believe that Mr. Goel’s broad and extensive financial services experience supports his membership on our Board.

Name, Address and Age (1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Carol Moody, 66	Independent Director and Chairperson of the Audit Committee	Class II Director since July 2022; Term Expires 2025	President and CEO of Legal Momentum – The Women’s Defense and Legal Education Fund	Director of Legal Momentum – The Women’s Defense and Legal Education Fund, Security Mutual Life Insurance Company of New York and Grasshopper Bancorp

Carol Moody is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since 2022. Ms. Moody is the Chair of the Audit Committee. She currently serves as President and CEO of Legal Momentum – The Women’s Legal Defense and Education Fund. Ms. Moody is formerly the Founder and Principal of CAB Moody, LLC and a Senior Portfolio Manager and Acting Chief Investment Officer for CalPERS. Prior to joining CalPERS, Ms. Moody held a series of senior risk and compliance roles and Wilmington Trust Company, Nationwide Insurance, TIAA-CREF, TCW/Latin American Partners, LLC and Citibank. Ms. Moody received her bachelor’s degree from The Wharton School at the University of Pennsylvania and her J.D. from Columbia University School of Law.

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We believe that Ms. Moody’s broad and extensive financial services experience supports her membership on our Board.

(1)	The business address of the director nominees and other directors is c/o Brightwood Capital Corporation I, 810 Seventh Avenue, Floor 26, New York, New York 10019.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. The executive officers who are not directors of the Company are elected annually by the Board for such terms as shall be determined from time to time by the Board.

Name, Address and Age (1)	Position(s) Held with the Company	Principal Occupations(s) During the Past 5 Years
Darilyn T. Olidge, Esq., 58	Chief Compliance Officer since July 2022	Partner, General Counsel and Chief Compliance Officer at Brightwood Capital Advisors, LLC
Russell Zomback, 54	Chief Financial Officer since July 2022	Chief Financial Officer at Brightwood Capital Advisors, LLC
Martina A. Brosnahan, Esq., 47	Secretary since July 2022	Managing Director – Legal at Brightwood Capital Advisors, LLC

(1)	The business address of the executive officers is c/o Brightwood Capital Corporation I, 810 Seventh Avenue, Floor 26, New York, New York 10019.

Darilyn T. Olidge, Esq. is a Partner, General Counsel and Chief Compliance Officer of Brightwood. Ms. Olidge also serves on the Executive Committee. Ms. Olidge’s responsibilities at Brightwood include providing strategic legal advice to the firm, setting and monitoring internal governance practices and policies, running the compliance program, managing Brightwood’s administrative services including human resources and office management and managing external counsel relationships. Prior to joining Brightwood, Ms. Olidge was a Managing Director in the General Counsel Division of Credit Suisse (“GCD”), serving as Lead Advisory Counsel to the Prime Services Group, Co-Manager of GCD’s Center of Excellence Documentation Team and a Member of the GC Americas Management Operating Committee. Ms. Olidge joined Credit Suisse from Morgan Stanley where she last served as Executive Director, advising on various legal and regulatory matters in its fixed income and institutional equities businesses. Prior to joining Morgan Stanley, she was an Associate at Cravath, Swaine & Moore in New York and clerked for the late Hon. Constance Baker Motley, United States District Court, Southern District of New York. She began her career as a Certified Public Accountant in the Tax Division of Arthur Andersen. A native of New Orleans, LA, Ms. Olidge earned her B.B.A. degree in Accounting from Loyola University of New Orleans and her J.D. from New York University Law School, where she was a member of the Law Review. Ms. Olidge serves as a lifetime trustee to the New York University School of Law and is a member of the board of directors of Communities in Schools, a national organization working inside public and charter schools to empower at-risk students to stay in school and achieve in life.

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Russell Zomback is Chief Financial Officer of Brightwood. Mr. Zomback was Brightwood’s first outside hire in April 2011. During his time at the firm, he has played a key role in driving Brightwood’s growth from its launch into a $4 billion direct lending platform, and he has led and managed the finance function for all of Brightwood’s funds. Prior to joining Brightwood in 2011, Mr. Zomback served as Executive Vice President of Finance at Golub Capital. Over twelve years at Golub, Mr. Zomback oversaw three SBIC partnerships, a number of other investment partnerships, and supported the firm’s expansion from $250 million to $4 billion in assets under management. Prior to Golub, Mr. Zomback was with Goldstein Golub Kessler as an audit manager in the financial services group. Mr. Zomback holds a bachelor’s degree in accounting from SUNY Binghamton.

Martina A. Brosnahan, Esq. is a Managing Director in the legal department at Brightwood. Ms. Brosnahan is responsible for the structuring and legal documentation for Brightwood’s funds and also provides strategic legal advice to the firm. Prior to joining Brightwood, Ms. Brosnahan was a member of the legal advisory team for Credit Suisse’s Prime Services Group. Before joining Credit Suisse, Ms. Brosnahan was the senior in house securities attorney at an alternative asset management firm. Prior to her career as an in house legal advisor, Ms. Brosnahan was a capital markets attorney at Morgan Lewis & Bockius LLP and Brown Raysman Millstein Felder & Steiner, LLP. Ms. Brosnahan earned her B.A. in Political Science from Barnard College, Columbia University and a J.D. from the Benjamin N. Cardozo School of Law, Yeshiva University.

Director Independence

Our Board annually determines each director’s independence. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

The Board has determined that each of the directors and the director nominees is independent and has no material relationship with the Company, except as a director, with the exception of Sengal Selassie and Sachin Goel. Sengal Selassie and Sachin Goel are interested persons of the Company due to their positions as members of management of Brightwood.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our Adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews performance of our independent public accounting firm. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

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Under our bylaws, our Board may designate one of our directors as chair to preside over meetings of our Board and meetings of stockholders and to perform such other duties as may be assigned to him or her by our Board.

Presently, Sengal Selassie serves as the Chairman of our Board. Mr. Selassie is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as Chief Executive Officer of the Adviser. We believe that Mr. Selassie’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairperson of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Selassie’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each comprised solely of independent directors, and the appointment of our Chief Compliance Officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

All of the independent directors play an active role on the Board. The independent directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular Board meeting and (ii) with our Chief Compliance Officer, as part of at least one Board meeting each year.

Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.

Board of Directors Role in Risk Oversight

Our Board oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our Board implements its risk oversight function both as a whole and through its committees. While providing oversight, our Board and its committees receive reports on the Company’s and the Adviser’s activities, including reports regarding our investment portfolio and financial accounting and reporting.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

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Our Board also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with the federal securities laws and our internal compliance policies and procedures as well as those of the Adviser, our administrator and our transfer agent. The Board also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers.

The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our Board meets periodically with the Adviser to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.

Our Board believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company or BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and there are restrictions regarding investments in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, the Adviser and our other service providers.

We recognize that different board of directors’ roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

Our Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee, and a Valuation Committee. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. During the fiscal year ended December 31, 2022, our Board held three meetings, the Audit Committee held two meetings, and the Nominating and Corporate Governance Committee held one meeting. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders. All directors attended 100% of the aggregate number of meetings of the Board and of the respective committees on which they serve during the fiscal year ended December 31, 2022.

Audit Committee. The Audit Committee is currently composed of all of the independent directors. Carol Moody serves as Chair of the Audit Committee. The Board has determined that Ms. Moody is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Ms. Moody, Ms. Steer, and Mr. Dancy meet the current requirements of Rule 10A-3 under the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee’s charter is included as Annex A to this Proxy Statement. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments; selecting the Company’s independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing the Company’s annual audited financial statements, and periodic filings; and receiving the Company’s audit reports and financial statements.

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Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are the independent directors. Mr. Dancy serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Nominating and Corporate Governance Committee, a copy of which is attached to this Proxy Statement as Annex B. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.

The Nominating and Corporate Governance Committee considers stockholder recommendations for possible nominees for election as members of the Board. In considering potential candidates, the Nominating and Corporate Governance Committee reviews the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure. Nominees for members of the Board must, at a minimum, comply with the independence and other applicable requirements of any applicable securities exchange listing rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee’s charter. Additionally, nominees must have the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates. In evaluating nominees, the Nominating and Corporate Governance Committee may also consider whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to the Chairman of the Board of Directors, c/o Brightwood Capital Corporation I, 810 Seventh Avenue, Floor 26, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board, as appropriate.

Code of Ethics

The Company and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. These codes of ethics generally will not permit investments by the Company’s and the Adviser’s personnel in securities that may be purchased or sold by the Company.

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Compensation of Executive Officers

The Company does not currently have any employees and does not expect to have any employees. Each of the Company’s initial executive officers is an employee of the Adviser and/or one of its affiliates. The Company’s day-to-day investment operations will be managed by the Adviser. Most of the services necessary for the origination and management of the Company’s investment portfolio will be provided by investment professionals employed by the Adviser and/or its affiliates.

None of the Company’s executive officers will receive direct compensation from the Company. Certain of the Company’s executive officers and other members of the investment team, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser or its affiliates (including any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement). The Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to the Company’s executive officers in addition to their ownership interest.

Compensation of Independent Directors

The independent director’s annual fee is $50,000 plus $10,000 per each special in-person Board meeting that they participate in, plus an additional $10,000 per year to be paid to the Chair of the Audit Committee, an additional $10,000 per year to be paid to the Chair of the Nominating & Corporate Governance Committee, and an additional $10,000 per year to be paid to the Chair of the Valuation Committee. The Independent Directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance to meetings and service as an Independent Director. No compensation is expected to be paid to the Interested Directors with respect to the Company.

The following table sets forth compensation of the Company’s independent directors for the fiscal year ended December 31, 2022.

Name	Fees Earned (1)	Stock Awards (2)	All Other Compensation	Total
Carol Moody		$—	—	$50,000
Peter J. Dancy		$—	—	$50,000
Cynthia Fryer Steer		$—	—	$50,000

(1)	No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Certain Relationships and Related Party Transactions

For the period from September 26, 2022 through December 31, 2022, Brightwood Loan Services LLC, a wholly-owned subsidiary of the Adviser, served as administrative agent for the following investments: Essence Communications Inc., IAM Acquisition LLC, John C. Cassidy Air Conditioning, Inc., KKSP Precision Machining LLC, North Acquisition LLC, OPCO Borrower LLC, Vehicle Management Services LLC, Veradata Holdings, LLC, VHL Logistics, Inc., Voice Comm, LLC and YNWA Finco LLC.

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Related Party Transactions Policy and Procedure

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, a majority of the Board or the chairperson of the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the members of the Audit Committee oversee, on an ongoing basis, and conduct a prior review of all transactions between the Company and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the Company’s proxy statement.

As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals, including prohibited transactions under the 1940 Act.

Brightwood Funds

Actions taken by the Adviser and its affiliates on behalf of funds managed by Brightwood (the “Brightwood Funds”, each a “Brightwood Fund”) may be adverse to the Company and its investments, which could harm the Company’s performance. For example, the Company may invest in the same credit obligations as other Brightwood Funds, although, to the extent permitted under the 1940 Act, the Company’s investments may include different obligations or levels of the capital structure of the same issuer. Decisions made with respect to the securities held by one Brightwood Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by another Brightwood Fund (including the Company).

Material Non-Public Information

Certain members of the Adviser may serve on investment or similar governing committees of portfolio companies of the Company, including those that engage in asset management. As a result, the Adviser and its affiliates may from time to time acquire confidential or material non-public information that they will not be able to use for the benefit of the Company, which may lead to the Company not being able to initiate a transaction that it otherwise might have initiated and not being able to sell an investment that it otherwise might have sold. Also, in connection with investments by other Brightwood Funds, the Adviser and its affiliates and/or portfolio companies of such other Brightwood Funds may enter into confidentiality, exclusivity, non-competition or similar agreements that may limit the ability of the Company to pursue an investment in one or more companies. In addition, as a result of existing investments and activities, the Adviser and both the Brightwood investment team and Brightwood may from time to time acquire confidential information that they will not be able to use for the benefit of the Company. Furthermore, by reason of their responsibilities in connection with their other activities in general, certain of the Adviser’s personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. In those instances, the Company will not be free to act upon any such information. Due to these restrictions, the Company may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell a portfolio investment that it otherwise might have sold. Conversely, the Company may not have access to material non-public information in the possession of other Brightwood Funds which might be relevant to an investment decision to be made by the Company, and the Company may initiate a transaction or sell a portfolio investment which, if such information had been known to it, may not have been undertaken.

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Conflicts of Interest Relating to Investments

The Company does not expect to invest in, or hold securities of, companies that are controlled by the Adviser or an affiliate’s other clients. However, the Adviser or an affiliate’s other clients may invest in, and gain control over, one of the Company’s portfolio companies. If the Adviser or an affiliate’s other client, or clients, gains control over one of the Company’s portfolio companies, it may create conflicts of interest and may subject the Company to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Company’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, the Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, the Adviser may choose to exit such investments prematurely and, as a result, the Company may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than the Company as a result of such transactions, interests may not be aligned.

Co-investment with Third Parties

The Company may co-invest in portfolio companies with third parties (including, in certain circumstances, investment funds, accounts and investment vehicles managed by the Adviser and certain of its affiliates) through partnerships, joint ventures or other arrangements. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third party co-venturer or partner may at any time have economic or business interests or goals that are inconsistent with those of the Company or may be in a position to take action contrary to the Company’s investment objectives. In addition, the Company may under certain circumstances be liable for actions of their third-party co-venturers or partners.

As of August 22, 2022, the SEC granted the Company an exemptive order that permits the Company to co-invest alongside other funds/vehicles managed by the Adviser or certain of its affiliates, or alongside the Adviser or certain of its affiliates in a principal capacity, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors (the “Order”). Consistent with orders previously granted by the SEC, the Order provides that, in connection with any co-investment transaction, the Company will receive its pro rata share of any transaction fees, based on its relative share of the amount invested or committed, as applicable, in the transaction. The Adviser’s investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company, the Brightwood Funds and certain affiliates of the Adviser.

In situations when co-investment with other Brightwood Funds is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of any exemptive relief granted to the Company by the SEC, the Adviser and/or its affiliates will need to decide which client or clients will proceed with the investment.

Investment Advisory Agreement

The Company entered into the Investment Advisory Agreement dated July 26, 2022 with the Adviser. Pursuant to the Investment Advisory Agreement, the Adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services. Among other things, the Adviser (i) determines the composition and allocation of the Company’s investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments made by the Company; (iii) performs due diligence on prospective portfolio companies; (iv) executes, closes, services and monitors the Company’s investments; (v) determines the securities and other assets that the Company will purchase, retain or sell; (vi) arranges financings and borrowing facilities for the Company and (vii) provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds and (viii) to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any sub-adviser and any administrator, provides significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in Board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is generally free to furnish similar services to other entities so long as its performance under the Investment Advisory Agreement is not adversely affected.

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Under the Investment Advisory Agreement, the Company pays the Adviser (i) a base management fee and (ii) an incentive fee as compensation for the investment advisory and management services it provides the Company thereunder.

Base Management Fee

The Company pays to the Adviser an asset-based fee (the “Management Fee”) for management services in an amount equal to an annual rate of 0.80% of the average value of the Company’s gross assets (excluding cash and cash equivalents) as of the last day of the most recently completed calendar quarter and the last day of the immediately preceding calendar quarter payable quarterly in arrears if the aggregate Capital Commitment of Investors is less than or equal to $350,00,000. If the aggregate Capital Commitment of Investors is greater than $350,000,000, the Company pays to the Adviser a Management Fee for management services in an amount equal to an annual rate of 0.70% of the average value of the Company’s gross assets (excluding cash and cash equivalents) as of the last day of the most recently completed calendar quarter and the last day of the immediately preceding calendar quarter payable quarterly in arrears. The Management Fee for any partial quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters.

For the year ended December 31, 2022, base management fees were $421,274.

The Administrator

Brightwood Capital Advisors, LLC also serves as the administrator of the Company (in such capacity, the “Administrator”). Subject to the supervision of the Board, the Administrator provides the administrative services necessary for the Company to operate and the Company will utilize the Administrator’s office facilities, equipment and recordkeeping services. The Company will reimburse the Administrator for all reasonable costs and expenses incurred by the Administrator in providing these services, facilities and personnel, as provided by the Administration Agreement. There will be no separate fee paid in connection with the services provided under the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties, and the Company will reimburse the expenses of these parties incurred directly and/or paid by the Administrator on the Company’s behalf.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.

The Administrator has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with U.S. Bank Global Fund Services (the “Sub-Administrator”) under which the Sub-Administrator provides various accounting and other administrative services with respect to the Company. The Company pays the Sub-Administrator fees for services the Adviser determines are commercially reasonable in its sole discretion. The Company also reimburses the Sub-Administrator for all reasonable expenses. To the extent that the Sub-Administrator outsources any of its functions, the Sub-Administrator pays any compensation associated with such functions. The cost of such compensation, and any other costs or expenses under the Sub-Administration Agreement, is in addition to the cost of any services borne by the Company under the Administration Agreement.

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For the year ended December 31, 2022, the Company incurred $650,875 in expenses under the Administration Agreement which were recorded in administrative service expenses in the Consolidated Statements of Operations included in the Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2022.

Required Vote

The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast at the Annual Meeting and the election of directors in a contested election requires a plurality of the votes cast at the Annual Meeting, provided a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as a directors in accordance with the recommendation of the Board.

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PROPOSAL II: RATIFICATION OF APPOINTMENT
OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2023 YEAR

The Audit Committee and the independent directors of the Board have selected RSM US LLP (“RSM”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of RSM as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain RSM and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

RSM has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of RSM will join the Annual Meeting and will be available to answer questions.

The following table displays fees for professional services rendered by RSM for the period September 26, 2022 (commencement of operations) through December 31, 2022 and for the fiscal year ended December 31, 2022:

Service	For the Period September 26, 2022 (commencement of operations) through December 31, 2022
Audit Fees	$270,900
Audit Related Fees	-
Tax Fees	-
All Other Fees	-

Total	$270,900

Audit Fees

Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by RSM in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

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Tax Fees

Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees

Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee reviewed and discussed the Company’s audited financial statements with management and RSM, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of RSM’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also discussed with RSM matters relating to RSM’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the PCAOB Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with RSM its independence from management and the Company, as well as the matters in the written disclosures received from RSM and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from RSM confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with RSM the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of RSM’s audits and all fees paid to RSM during the year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by RSM for the Company. The Audit Committee has reviewed and considered the compatibility of RSM’s performance of non-audit services with the maintenance of RSM’s independence as the Company’s independent registered public accounting firm.

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Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of RSM to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee also recommended the appointment of RSM to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2023.

Respectfully Submitted,

The Audit Committee

Carol Moody (Chair)

Peter J. Dancy

Cynthia Fryer Steer

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF RSM US LLPAS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of the appointment of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, in accordance with the recommendation of our Board.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. This information will also be available free of charge by contacting us at Brightwood Capital Corporation I, 810 Seventh Avenue, Floor 26, New York, New York, 10019, by telephone at (646) 957-9525 or by email at BCCISecretary@brightwoodlp.com.

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SUBMISSION OF STOCKHOLDER PROPOSALS

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders.

The Company currently expects that the 2023 Annual Meeting of Stockholders will be held on Monday, May 8, 2023. Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders, except as provided in the following paragraph, should be delivered to the secretary at our principal executive office, in writing, no later than 5:00 p.m. (Eastern Time) on Sunday, April 16 2023, and comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. Any stockholder proposal to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2024 Annual Meeting of Stockholders, except as provided in the following paragraph, should be delivered to the secretary at our principal executive office, in writing, no later than 5:00 p.m. (Eastern Time) on Friday, January 12, 2024, and comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.

Any stockholder who wishes to propose a nominee to the Board to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions relating to stockholder nominees for directors and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting regarding the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Martina A. Brosnahan, Esq. Secretary, Brightwood Capital Corporation I, 810 Seventh Avenue, New York, New York 10019, and the proposal should be received by the Company no earlier than November 8, 2023, and no later than December 8, 2023. In the event that the date of the mailing of the notice of the 2024 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the mailing of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time, on the 120th day prior to the date of such annual meeting, as originally convened.

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The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder’s notice.

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

Householding of Proxy Materials

In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Secretary of the Company, Martina A. Brosnahan, Esq. at our principal executive offices located at 810 Seventh Avenue, Floor 26, New York, NY 10019, by email at BCCISecretary@brightwoodlp.com or by phone at (646) 957-9525.

By Order of the Board of Directors

/s/ Sengal Selassie
Sengal Selassie
Chairperson

New York, New York

April 6, 2023

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PRIVACY NOTICE

Introduction

Your privacy is very important to us. This notice (this “Privacy Notice”) sets forth our policies for the collection, use, storage, sharing, disclosure (collectively, “processing”) and protection of personal data relating to current, prospective and former investors in the Company, as applicable. This Privacy Notice is being provided in accordance with the requirements of data privacy laws, including the EU General Data Protection Regulation 2016/679 (“GDPR”), the US Gramm-Leach-Bliley Act of 1999, as amended, or any other law relating to privacy or the processing of personal data and any statutory instrument, order, rule or regulation implemented thereunder, each as applicable to us (collectively, “Data Protection Laws”). References to “you” or an “investor” in this Privacy Notice mean any investor who is an individual, or any individual connected with an investor who is a legal person (each such individual, a “data subject”), as applicable.

The Types of Personal Data We May Collect and Use

The categories of personal data we may collect include names, residential addresses or other contact details, signature, nationality, tax identification number, date of birth, place of birth, photographs, copies of identification documents, bank account details, information about assets or net worth, credit history, source of funds details or other sensitive information, such as certain special categories of data contained in the relevant materials or documents.

How We Collect Personal Data

We may collect personal data about you through: (i) information provided directly to us by you, or another person on your behalf; (ii) information that we obtain in relation to any transactions between you and us; and (iii) recording and monitoring of telephone conversations and electronic communications with you as described below.

We also may receive your personal information from third parties or other sources, such as our affiliates, the Investment Adviser, the Administrator, publicly accessible databases or registers, tax authorities, governmental agencies and supervisory authorities, credit agencies, fraud prevention and detection agencies, or other publicly accessible sources, such as the Internet.

Using Your Personal Data: The Legal Basis and Purposes

We may process your personal data for the purposes of administering the relationship between you and us (including communications and reporting), direct marketing of our products and services, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements (including anti-money laundering, fraud prevention, tax reporting, sanctions compliance, or responding to requests for information from supervisory authorities with competent jurisdiction over our business). Your personal data will be processed in accordance with Data Protection Laws and may be processed with your consent, upon your instruction, or for any of the purposes set out herein, including where we or a third-party consider there to be any other lawful purpose to do so.

Where personal data is required to satisfy a statutory obligation (including compliance with applicable anti-money laundering or sanctions requirements) or a contractual requirement, failure to provide such information may result in your investment in the Company being rejected or compulsorily redeemed. Where there is suspicion of unlawful activity, failure to provide personal data may result in the submission of a report to the relevant law enforcement agency or supervisory authority.

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How We May Share Your Personal Data

We may disclose information about you to our affiliates or third parties, including the Investment Adviser, the Administrator, lenders and other counterparties of the Company for our everyday business purposes, such as to facilitate transactions, maintain your account(s) or respond to court orders and legal investigations. It may also be necessary, under anti-money laundering and similar laws, to disclose information about the Company’s investors in order to accept subscriptions from them or to facilitate the establishment of trading relationships for the Company with executing brokers or other counterparties. We will also release information about you if you direct us to do so.

We may share your information with our affiliates for direct marketing purposes, such as offers of products and services to you by us or our affiliates. You may prevent this type of sharing by contacting us at 844-383-8620. If you are a new investor, we can begin sharing your information with our affiliates for direct marketing purposes 30 days from the date of your initial investment in or commitment to the Company. When you are no longer our investor, we may continue to share your information with our affiliates for such purposes. We may also disclose information about your transactions and experiences with us to our affiliates for their everyday business purposes.

We do not share your information with non-affiliates for them to market their own services to you. We may disclose information you provide to us to companies that perform marketing services on our behalf, such as any placement agent retained by the Company.

Monitoring of Communications

We may record and monitor telephone conversations and electronic communications with you for the purposes of: (i) ascertaining the details of instructions given, the terms on which any transaction was executed or any other relevant circumstances; (ii) ensuring compliance with our regulatory obligations; and/or (iii) detecting and preventing the commission of financial crime.

Retention Periods and Security Measures

We will not retain personal data for longer than is necessary in relation to the purpose for which it is collected, subject to Data Protection Laws. Personal data will be retained for the duration of your investment in the Company, as applicable, and for a minimum period of five to seven years after a redemption of an investment from the Company or liquidation of the Company. We may retain personal data for a longer period for the purpose of marketing our products and services or compliance with applicable law. From time to time, we will review the purpose for which personal data has been collected and decide whether to retain it or to delete if it no longer serves any purpose to us.

To protect your personal information from unauthorized access and use, we apply technical and organizational security measures in accordance with Data Protection Laws. These measures include computer safeguards and secured files and buildings. We will notify you of any material personal data breaches affecting you in accordance with the requirements of Data Protection Laws.

International Transfers

Because of the international nature of a fund management business, personal data may be transferred to countries outside the European Economic Area (“Third Countries”), such as to jurisdictions where we conduct business or have a service provider, including the United States and other countries that may not have the same level of data protection as that afforded by the Data Protection Laws in the European Economic Area. In such cases, we will process personal data (or procure that it be processed) in the Third Countries in accordance with the requirements of the Data Protection Laws, which may include having appropriate contractual undertakings in legal agreements with service providers who process personal data on our behalf in such Third Countries.

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Your Rights Under Data Protection Laws

Data subjects in the European Economic Area have certain rights under GDPR in relation to our processing of their personal data and these are, generally: (i) the right to request access to their personal data; (ii) the right to request rectification of their personal data; (iii) the right to request erasure of their personal data (the “right to be forgotten”); (iv) the right to restrict our processing or use of personal data; (v) the right to object to our processing or use where we have considered this to be necessary for our legitimate interests (such as in the case of direct marketing activities); (vi) where relevant, the right to request the portability; (vii) where their consent to processing has been obtained, the right to withdraw their consent at any time; and (viii) the right to lodge a complaint with a supervisory authority. Please note that the right to be forgotten that applies in certain circumstances under GDPR is not likely to be available in respect of the personal data we hold, given the purpose for which we collect such data, as described above.

You may contact us at any time to limit our sharing of your personal information. If you limit sharing for an account you hold jointly with someone else, your choices will apply to everyone on your account. United States state laws may give you additional rights to limit sharing.

Who To Contact About This Privacy Notice

Please contact our Chief Compliance Officer at compliance@brightwoodlp.com or by writing to the following address: Brightwood Capital Advisors, LLC, 810 Seventh Avenue, 26th Floor, New York, NY 10019, for any questions about this Privacy Notice or requests with regards to the personal data we hold.

For more specific information or requests in relation to the processing of personal data by the Administrator or any other service provider of the Company, you may also contact the relevant service provider directly at the address specified herein.

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Annex A
BRIGHTWOOD CAPITAL CORPORATION I
AUDIT COMMITTEE CHARTER

I. Purpose

The audit committee (the “Audit Committee”) of Brightwood Capital Corporation I, a Maryland corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company independent registered accounting firm (the “independent accountants”), (iii) the performance of the Company’s internal audit function and the independent accountants and (iv) the compliance by the Company with legal and regulatory requirements.

II. Committee Membership

The Audit Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than three. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this Audit Committee Charter, “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange rules, and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors’ fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least three members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chairman.

For so long as the Company’s common stock is listed on a securities exchange (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company’s Board of Directors interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider at least annually whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.

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III. Authority

The function of the Audit Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder ratification).

Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.

In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.

The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

1 For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the independent accountants).

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IV. Responsibilities

The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the independent accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.

Nothing in this Audit Committee Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:

Retention of Independent Accountants and Approval of Services

1.	to appoint and retain each year a firm or firms of independent accountants to audit the accounts and records of the Company, to approve the terms of compensation of such independent accountants and to terminate such independent accountants as it deems appropriate;

2.	to pre-approve the engagement of the independent accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law;[2]

Oversight of the Company’s Relationship with the Independent Accountants

3.	to obtain and review a report from the independent accountants, at least annually, regarding:

(a)	the independent accountants’ internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent accountants;

1 In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the independent accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the independent accountants to the Company’s investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

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(c)	any steps taken to deal with any of the issues described in clause (b) above; and

(d)	all relationships between the independent accountants and the Company;

4.	to evaluate the qualifications, performance and independence of the independent accountants, including the following:

(a)	evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;

(b)	considering whether the independent accountant’s quality controls are adequate;

(c)	considering whether the provision of permitted non-audit services is compatible with maintaining the independent accountant’s independence; and

(d)	taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function);

5.	to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent accountants on a regular basis;

6.	to recommend to the Board of Directors, as necessary, policies for the Company’s hiring of employees or former employees of the independent accountants who participated in any capacity in the audit of the Company;

7.	to discuss with the national office of the independent accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;

8.	to consider the effect on the Company of:

(a)	any changes in accounting principles or practices proposed by management or the independent accountants;

(b)	any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls;

(c)	any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and

(d)	regulatory and accounting initiatives on the Company’s financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;

9.	to annually review a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the independent accountants their methods and procedures for insuring independence;

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10.	to interact with the Company’s independent accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the independent accountants regarding financial reporting;

Financial Statements and Disclosure Matters

11.	to review and discuss with management and the independent accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;

12.	to review and discuss with management and the independent accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements;

13.	to meet with the independent accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, and, as appropriate:

(a)	to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;

(b)	to review the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the independent accountants or any other results of the audits;

(c)	to consider and review, as appropriate and in consultation with the independent accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal accounting controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;

(d)	to review with the independent accountants their opinions as to the fairness of the Company’s financial statements;

(e)	to review any accounting adjustments that were noted or proposed by the independent accountants but were “passed” (as immaterial or otherwise);

(f)	to review any communications between the audit team and the independent accountants’ national office respecting auditing or accounting issues presented by the engagement;

(g)	to review any “management” or “internal control” letter issued, or proposed to be issued, by the independent accountants to the Company;

(h)	to review and discuss quarterly reports from the independent accountants relating to:

(1)	all critical accounting policies and practices to be used;
(2)	all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent accountants; and
(3)	other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences; and

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(i)	to review with the independent accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

14.	to prepare the report required by the SEC to be included in the Company’s annual proxy statement;

15.	to review analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

Compliance Oversight

16.	to obtain from the independent accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;

17.	to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;

18.	to establish and maintain procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:

(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

19.	to discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;

20.	to discuss with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements or compliance policies;

21.	to review, to the extent required by applicable law, with both management and the independent accountants related-party transactions or dealings with parties related to the Company;

22.	to review and discuss with management and the independent accountants all off-balance sheet transactions and obligations;

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Oversight of the Company’s Internal Audit Function

23.	to establish and annually review the Company’s procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

24.	to consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

25.	to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;

26.	to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;

27.	to review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

28.	to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

Other

29.	to review and assess the adequacy of this Audit Committee Charter annually and submit any proposed modifications to the Board of Directors for approval;

30.	to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Audit Committee Charter;

31.	to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee’s conclusions with respect to the independent accountants, and other matters as the Audit Committee may deem necessary or appropriate; and

32.	with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.

V. Meetings

Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. The chairman of the Audit Committee or any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if all members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.

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A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.

VI. Miscellaneous

The Audit Committee may diverge from the specific activities outlined throughout this Audit Committee Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Audit Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, the Company’s bylaws or other organizational documents and resolutions and other directives of the Board of Directors.

This Audit Committee Charter is in all respects subject and subordinate to the Company’s bylaws or other organizational documents.

Approved: July 19, 2022

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Annex B
BRIGHTWOOD CAPITAL CORPORATION I
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

account. If held in joint tenancy, all persons should sign. Trustees, administrators,

I. Purpose

The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) of Brightwood Capital Corporation I, a Maryland corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) pursuant to authority delegated to it by the Board of Directors to (i) select, research and nominate qualified nominees to be elected to the Board of Directors by the Company’s stockholders at the annual stockholder meeting, (ii) select qualified nominees to fill any vacancies on the Board of Directors or a committee of the Board of Directors (consistent with criteria approved by the Board of Directors), (iii) develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company, (iv) oversee the evaluation of the Board of Directors and management and (v) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Corporate Governance

Committee.

II. Committee Membership

The Nominating and Corporate Governance Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Nominating and Corporate Governance Committee shall be comprised solely of Independent Directors. For purposes of this Nominating and Corporate Governance Committee Charter, “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange listing rules (the “Listing Rules”), and (iii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of Directors shall designate the members of the Nominating and Corporate Governance Committee. The Board of Directors shall have the power at any time to change the membership of the Nominating and Corporate Governance Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Nominating and Corporate Governance Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Nominating and Corporate Governance Committee shall select its chairman.

III. Authority

In discharging its responsibilities, the Nominating and Corporate Governance Committee shall have authority to retain outside counsel or other consultants in the Nominating and Corporate Governance Committee’s sole discretion. The Nominating and Corporate Governance Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Nominating and Corporate Governance Committee shall have the authority to create subcommittees with such powers as the Nominating and Corporate Governance Committee shall from time to time confer.

IV. Responsibilities

The following are the general responsibilities of the Nominating and Corporate Governance Committee and are set forth only for its guidance. The Nominating and Corporate Governance Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.

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Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Nominating and Corporate Governance Committee are as follows:

1.     The Nominating and Corporate Governance Committee shall consider and recruit candidates to fill positions on the Board of Directors (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board of Directors (or a committee thereof), an increase in the size of the Board of Directors (or a committee thereof) or otherwise. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure.

2.     The Nominating and Corporate Governance Committee shall establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of Directors (or a committee thereof), which criteria shall include, at a minimum, the following:

(a)       to the extent required, compliance with the independence and other applicable requirements of the Listing Rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in this Nominating and Corporate Governance Committee Charter; and

(b)       the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

In addition, the Nominating and Corporate Governance Committee may consider, with respect to an individual being considered for election or appointment a member of the Board of Directors, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations. In evaluating nominees, the Nominating and Corporate Governance Committee may also consider whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes.

3.     The Nominating and Corporate Governance Committee shall recommend the director and committee member nominees for approval by the Board of Directors and, if applicable, election by the stockholders of the Company.

4.     The Nominating and Corporate Governance Committee shall consider stockholder recommendations for possible nominees for election as members of the Board of Directors.

5.     The Nominating and Corporate Governance Committee shall annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Director’s anticipated needs.

B-2

6.       The Nominating and Corporate Governance Committee shall, upon a significant change in a member of the Board of Directors’ personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board of Directors, review, as appropriate, the continued membership of such member on the Board of Directors.

7.       The Nominating and Corporate Governance Committee shall report to the Board of Directors its conclusions with respect to the matters that the Nominating and Corporate Governance Committee has considered.

8.       The Nominating and Corporate Governance Committee may from time to time, in its discretion, review the size and composition of the Board of Directors as a whole and the size and composition of the Board of Directors’ committees and review and recommend any changes to the Board of Directors for its approval.

9.       The Nominating and Corporate Governance Committee shall establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.

10.     The Nominating and Corporate Governance Committee shall review the desirability of term limits for members of the Board of Directors and recommend to the Board of Directors policies in this regard from time to time.

11.     The Nominating and Corporate Governance Committee shall evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company’s management and whether the Chairman of the Board of Directors is an “interested person” of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure. If the Chairman of the Board of Directors is an “interested person” of the Company, the Nominating and Corporate Governance Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.

12.     The Nominating and Corporate Governance Committee shall oversee the evaluation of the Board of Directors and executive officers of the Company. In discharging this responsibility, the Nominating and Corporate Governance Committee shall solicit comments from all members of the Board of Directors and report annually to the Board of Directors on the results of such evaluation.

13.     The Nominating and Corporate Governance Committee shall review and reassess the adequacy of this Charter of the Nominating and Corporate Governance Committee annually and submit any proposed modifications to the Board of Directors for approval.

14.     The Nominating and Corporate Governance Committee shall conduct an annual evaluation of the Board of Directors and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board or Directors at the end of such evaluation. The Nominating and Corporate Governance Committee shall discuss the annual evaluation with the full Board of Directors following the end of each fiscal year.

15.     The Nominating and Corporate Governance Committee shall monitor compliance with the Company’s Code of Conduct under the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time, and the Listing Rules, as applicable, including reviewing with the Chief Compliance Officer of the Company the adequacy and effectiveness of the Company’s procedures to ensure proper compliance. The Nominating and Corporate Governance Committee shall also recommend amendments to the Company’s Code of Conduct to the Board of Directors as the Nominating and Corporate Governance Committee may deem appropriate.

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V. Meetings

Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Nominating and Corporate Governance Committee shall meet from time to time at the direction of its chairman, provided that the Nominating and Corporate Governance Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The chairman of the Nominating and Corporate Governance Committee or any two members of the Nominating and Corporate Governance Committee may fix the time and place of the Nominating and Corporate Governance Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Nominating and Corporate Governance Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Nominating and Corporate Governance Committee may also be taken without a meeting if all members of the Nominating and Corporate Governance Committee consent thereto in writing. The Nominating and Corporate Governance Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Nominating and Corporate Governance Committee may invite any member of the Board of Directors who is not a member of the Nominating and Corporate Governance Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Nominating and Corporate Governance Committee, in its sole discretion, considers appropriate.

At least two of the members of the Nominating and Corporate Governance Committee shall be present at any meeting of the Nominating and Corporate Governance Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Nominating and Corporate Governance Committee. In the absence or disqualification of any member of the Nominating and Corporate Governance Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.

Approved: July 19, 2022

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Brightwood Capital Corporation I 810 Seventh Ave. 26th Floor New York, New York 10019 VOTE AT THE MEETING Voting In Person – Sign the Proxy Card before voting is closed. Voting Virtually – Participate in the vote when called. You may attend the meeting in person or electronically and vote during the meeting. Have the information that is printed in this card available. VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [Code] KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BRIGHTWOOD CAPITAL CORPORATION I The Board of Directors recommends you vote FOR the following proposal: 1. To elect one Director, to serve for a three-year term until his successor has been elected and qualified or until his earlier resignation, removal, death or incapacity: Nominee: 01) Peter Dancy For all ☐ Withhold all ☐ For all Except ☐ To withhold authority to vote for any individual nominee(s), mark ‘For All Except’ and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. For ☐ Against ☐ Abstain ☐ Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders of Brightwood Capital Corporation I to Be Held on May 8, 2023 [Code] BRIGHTWOOD CAPITAL CORPORATION I 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2023 This proxy is solicited on behalf of the Board of Directors of Brightwood Capital Corporation I (the “Company”). The undersigned hereby constitutes and appoints Darilyn T. Olidge, Esq. and Martina A. Brosnahan, Esq. (or their duly authorized designees), and each of them, as proxies for the undersigned, with full power of substitution and re-substitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of the Company, held of record by the undersigned on April 3, 2023 at the 2023 Annual Meeting of Stockholders of the Company to be held on May 8, 2023 at 9:00 a.m., Eastern Time. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof. If no direction is made, this proxy will be voted “FOR” the Proposals described in the Proxy Statement. PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE